UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2026

XEROX HOLDING CORPORATION
XEROX CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	001-39013 001-04471	83-3933743 16-0468020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Merritt 7 Norwalk, Connecticut	06851-1056
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (203)
849-5216
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	XRX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Transaction Overview
On February 17, 2026, Xerox Corporation (“
Xerox
”), a New York corporation and a wholly owned subsidiary of Xerox Holdings Corporation (“
Holdings
”), a New York corporation, and certain investors including certain funds and accounts managed by Angelo, Gordon & Co., L.P. (collectively, “
TPG
”) entered into a joint venture arrangement (the “
Joint Venture
”) pursuant to which TPG and certain other investors funded $405,000,000 aggregate principal amount of senior secured term loans (the “
Term Loans
”) to, and purchased $45,000,000 of Class A Units from, XRX Brandco Holdings LLC (“
IPCo
Holdings
”) (the “
Joint Venture Financing
”). The proceeds of the Joint Venture Financing were distributed by IPCo Holdings to Xerox (the “
Distribution
”) and are expected to be used for general corporate purposes, including, but not limited to, augmenting liquidity, accelerating the Reinvention (including the Lexmark integration) and opportunistically addressing Holdings’ capital structure over time (which may include the redemption or repayment of debt).
In connection with the formation of the Joint Venture, Xerox contributed (the “
Contribution
”) certain intellectual property and related assets, including the trademarks in respect of the Xerox brand (collectively, the “
Contributed IP
”), to IPCo Holdings and received Class B Units of IPCo Holdings. Subsequent to the Joint Venture Financing, the Distribution and the Contribution, Xerox contributed cash in an amount roughly equal to $4,750,000 to the common equity capital of IPCo Holdings.
Credit Agreement
On February 17, 2026 (the “
Closing Date
”), IPCo Holdings, as borrower, entered into that certain credit agreement (the “
Credit Agreement
”) with Alter Domus (US) LLC, as the administrative agent and the collateral agent, and the lending institutions from time to time party thereto, as lenders. The proceeds of the Term Loans were distributed to Xerox.
The Term Loans are guaranteed by XRX Brandco LLC (“
IPCo
”), a wholly owned subsidiary of IPCo Holdings.
Borrowings under the Term Loans will bear interest at a per annum rate equal to either (a) a base rate plus a margin of 7.125% for ABR Loans (as defined in the Credit Agreement), or (b) the applicable term SOFR rate plus a margin of 8.125% for SOFR Loans (as defined in the Credit Agreement).
The Term Loans mature on the date that is the fifth anniversary of the Closing Date. The Term Loans amortize at a rate of 4.50% per annum of the aggregate principal amount of Term Loans outstanding as of the Closing Date, with such amounts payable in equal quarterly installments, commencing following the fiscal quarter ending September 30, 2026. The remaining outstanding principal balance is due in full at maturity.
The Term Loans are subject to customary voluntary and mandatory prepayment provisions, including requirements to prepay the Term Loans with the proceeds of certain indebtedness and excess cash flow.
The Credit Agreement also contains customary affirmative covenants, representations and warranties and events of default for borrowers and facilities of this type, including, among others, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to other indebtedness and insolvency events. In addition, the Credit Agreement includes customary negative covenants for borrowers and facilities of this type that, among other things, restrict the ability of IPCo Holdings and its subsidiaries to pay dividends or make other distributions, make investments, incur additional indebtedness and engage in certain other activities.

The obligations of IPCo Holdings and IPCo under the Credit Agreement are secured by a pledge of substantially all of their respective assets.
The foregoing summary and description of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form
8-K
(this “
Form
8-K
”) and incorporated by reference herein.
Shared Services and License Agreement
On February 17, 2026, in connection with the formation of the Joint Venture, Holdings, Xerox, IPCo Holdings and IPCo entered into a Shared Services and License Agreement (the “
SSLA
”), pursuant to which (i) Holdings agreed to provide certain services to IPCo Holdings and IPCo and (ii) IPCo granted a worldwide royalty-free, non-exclusive,
non-assignable,
and sublicensable license in the Contributed IP to Xerox and, at the election of Holdings, certain of its subsidiaries (collectively, the “
Licensees
”). The Contributed IP includes but is not limited to the trademarks associated with the Xerox brand.
The Licensees are required to pay IPCo a royalty fee equal to 2.0% of specified consolidated revenue generated by Holdings and its subsidiaries from the Contributed IP. The royalty is payable in arrears on a quarterly basis. The obligations of the Licensees in respect of the SSLA are guaranteed by and secured by the assets of certain subsidiaries of Holdings (the “
SSLA Guarantee
”). The SSLA Guarantee contains representations and warranties and covenants limiting certain such guarantors and certain other subsidiaries of Holdings from incurring indebtedness and liens, selling assets, making investments and limiting certain other transactions and requiring certain such guarantors and other subsidiaries to maintain at the end of each quarter a specified asset coverage ratio, generally defined as the ratio of certain assets held by such guarantors and subsidiaries to the outstanding amount of the Term Loans and Class A Units (net of cash held by IPCo Holdings). The SSLA Guarantee also contains certain events of default relating to, among others, the breach of such representations, warranties and covenants and defaults under the SSLA or SSLA Guarantee.
The initial term of the SSLA is ten years from the effective date, with automatic five-year renewal periods, provided either Holdings or IPCo may terminate the SSLA effective as of the end of the then-applicable term on 18 months’ advance notice to the other parties. In addition, the SSLA may be terminated by IPCo upon certain events of default by Holdings, including non-payment,
material breach, insolvency or change of control, subject to applicable cure periods. Holdings may terminate the SSLA with IPCo’s consent or upon certain breaches by IPCo. Upon termination, the Licensees’, and their sublicensees’, rights to use the Contributed IP also cease, subject to a
90-day
sell-off
period for existing inventory.
The foregoing summary and description of the SSLA does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the SSLA, a copy of which is filed as Exhibit 10.2 to this Form
8-K
and incorporated by reference herein.
Item 7.01 Regulation FD Disclosure.
Press Release
On February 17, 2026, Holdings and Xerox issued a press release announcing, among other things, certain of the transactions described above, a copy of which is attached as Exhibit 99.1 to this Form
8-K
and incorporated by reference herein.
The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements
This Form
8-K
and the exhibits attached to this Form
8-K
contain
statements
which are not historical facts that are considered forward-looking statements under federal securities laws and may be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would,”, “could,”, “can,” “should,” “targeting,” “projecting,” “driving,” “future,” “plan,” “predict,” “may” or words of similar meaning and include, but are not limited to, statements regarding the Joint Venture Financing. Forward-looking statements are not guarantees of future performance and our actual results may differ significantly from the results discussed in the forward-looking statements. These forward-looking statements speak only as of the date of this document or as of the date to which they refer, and we assume no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law. Factors that might cause such differences include, but are not limited to, those discussed in our Securities and Exchange Commission filings, including our reports on Forms
10-K
and
10-Q.
We assume no obligation to revise or update any forward-looking statements for any reason, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Credit Agreement, dated as of February 17, 2026, by and among XRX Brandco Holdings LLC, the lenders party thereto from time to time and Alter Domus (US) LLC, as administrative and collateral agent

10.2	Shared Services and License Agreement, dated as of February 17, 2026, by and among Xerox Holdings Corporation, Xerox Corporation, XRX Brandco Holdings LLC and XRX Brandco LLC

99.1	Press Release dated February 17, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to related only to matters having reference to such company and its subsidiaries.

XEROX HOLDING CORPORATION

Date: February 17, 2026	By:	/s/ Flor M. Colón
Name: Flor M. Colón Title: Secretary

XEROX CORPORATION

Date: February 17, 2026	By:	/s/ Flor M. Colón
Name: Flor M. Colón Title: Secretary